UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 14, 2012

Resource Capital Corp.
(Exact Name of Registrant as Specified in Charter)

Maryland	1-32733	20-2287134
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

712 Fifth Avenue, 12th Floor New York, NY		10019
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: 212-974-1708
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01                      Regulation FD Disclosure.

On May 14, 2012, Resource Capital Corp. (NYSE: RSO) (the “Company”) participated in The Eleventh Annual JMP Securities Research Conference in San Francisco, California.  A copy of the Company’s presentation is included as Exhibit 99.1 to this report.

ITEM 8.01                      Other Events.

The Company has updated its discussion of material federal income tax considerations regarding its qualification as a real estate investment trust. The full text of the updated discussion is attached to this report as Exhibit 99.2.

ITEM 9.01                      Financial Statements and Exhibits.

(d)
The exhibits furnished or filed as part of this report are identified in the Exhibit Index immediately following the signature page of this report. Such Exhibit Index is incorporated herein by reference.

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Resource Capital Corp.

Date: May 14, 2012	By:	/s/ David J. Bryant
Name: David J. Bryant
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX 99.1	Presentation
EX 99.2	Material Federal Income Tax Considerations